UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 6, 2016

Sanchez Production Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1000 Main Street, Suite 3000
Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 783-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Carnero Processing Purchase and Sale Agreement

On October 6, 2016, Sanchez Production Partners LP (the “Partnership”) entered into that certain Purchase and Sale Agreement (the “Carnero Purchase Agreement”) with Sanchez Energy Corporation (“Sanchez Energy”) and SN Midstream, LLC (“SNM”), a wholly-owned subsidiary of Sanchez Energy, to purchase all of SNM’s issued and outstanding membership interests in Carnero Processing, LLC (the “Company”) for total consideration of approximately $47.7 million, plus the assumption of approximately $32.3 million of remaining capital contribution commitments.  The membership interests acquired constitute 50% of the outstanding membership interests in the Company, with the other 50% of the membership interests of the Company being owned by TPL SouthTex Processing Company LP (“Targa”).  The Company is constructing a cryogenic gas processing facility located in La Salle County, Texas.

The Carnero Purchase Agreement contains customary representations and warranties by the parties, and the parties have agreed to customary indemnities relating to breaches of representations, warranties and covenants and the payment of assumed and excluded obligations.

The consummation of the transactions contemplated by the Carnero Purchase Agreement is subject to the satisfaction of customary closing conditions, including, among other things, the Partnership obtaining financing to pay the purchase price, the performance by the parties, in all material respects, of their respective covenants as set forth in the Carnero Purchase Agreement and the accuracy, in all material respects, of their respective representations and warranties as set forth in the Carnero Purchase Agreement.  The transactions contemplated by the Carnero Purchase Agreement are expected to close in October 2016, subject to satisfaction of the closing conditions.

The foregoing description of the Carnero Purchase Agreement is qualified in its entirety by reference to the full text of the Carnero Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

EWI Purchase and Sale Agreement

On October 6, 2016, SEP Holdings IV, LLC (the “Buyer”), a wholly-owned subsidiary of the Partnership, and the Partnership entered into that certain Purchase and Sale Agreement (the “EWI Purchase Agreement”) with SN Cotulla Assets, LLC and SN Palmetto, LLC (together, the “Seller”), each a wholly-owned subsidiary of Sanchez Energy, to purchase oil and gas properties for total consideration of $27.0 million.  After $2.1 million in normal and customary closing adjustments, consideration paid at closing will consist of $24.9 million cash paid to the Seller by the Buyer.  Components of the acquisition include working interests in 23 producing Eagle Ford wellbores located in Dimmit and Zavala counties in South Texas together with escalating working interests in an additional 11 producing wellbores located in the Palmetto Field in Gonzales County, Texas.  The transaction is expected to add approximately 700 Boe/d of production, on average, in 2017.   The estimated proved reserves from the producing wellbores is approximately 2,136 MBoe, of which 73% is oil, 13% natural gas liquids, and 14% natural gas.

While the Partnership believes that the anticipated reserve and production estimates and its assumptions underlying these estimates are reasonable based upon its evaluation of information provided in connection with the acquisition, actual reserve and production information will be dependent on numerous factors, including, but not limited to, well performance and realized commodity prices.  The proved reserve estimates were prepared by the Seller’s reserve engineers and are based on benchmark prices and certain future cost variability.  Any such estimates are inherently uncertain and are subject to significant business, economic, regulatory, environmental and competitive risks and uncertainties that could cause actual results to differ materially from those that the Partnership anticipates.

The EWI Purchase Agreement contains customary representations and warranties by the parties, and the parties have agreed to customary indemnities relating to breaches of representations, warranties and covenants and the payment of assumed and excluded obligations.

The consummation of the transactions contemplated by the EWI Purchase Agreement is subject to the satisfaction of customary closing conditions, including, among other things, the Partnership obtaining financing to pay the purchase price, the performance by the parties, in all material respects, of their respective covenants as set forth in the EWI Purchase Agreement and the accuracy, in all material respects, of their respective representations and warranties as set forth in the EWI Purchase Agreement.  The transactions contemplated by the EWI Purchase Agreement are expected to close in October 2016, subject to satisfaction of the closing conditions.

The foregoing description of the EWI Purchase Agreement is qualified in its entirety by reference to the full text of the EWI Purchase Agreement, a copy of which is attached hereto as Exhibit 2.2 and incorporated herein by reference.

The Carnero Purchase Agreement and the EWI Purchase Agreement and the transactions contemplated thereby were unanimously approved on behalf of the Partnership by the Board of Directors of the Partnership’s general partner (the “General Partner”), upon the unanimous recommendation of the Conflicts Committee of the Board of Directors of the General Partner (the “Conflicts Committee”).  The Conflicts Committee, consisting of independent members of the Board of Directors of the General Partner, retained legal and financial advisors to assist it in evaluating and negotiating the foregoing purchase agreements and the transactions contemplated thereby.

Costa Azul Option

On October 6, 2016, the Partnership entered into that certain Purchase and Sale Agreement (the “Lease Option Purchase Agreement”) with Sanchez Energy and SN Terminal, LLC (the “SNT”), a wholly-owned subsidiary of Sanchez Energy, pursuant to which the Partnership obtained an option to acquire a ground lease (the “Lease Option”) to which SNT is a party for a tract of land leased from the Calhoun Port Authority in Point Comfort, Texas.  In addition, if Sanchez Energy or any of its affiliates have entered into an option to engage in the construction of or participation in a Project (as defined below) and/or receive the benefit of an acreage dedication from an affiliate of Sanchez Energy relating to a Project, then such option and/or acreage dedication will also be assigned to the Partnership, if the Partnership exercises the Lease Option.  The Partnership will pay SNT $1.00 if the Lease Option is exercised, along with $250,000 if the Partnership or any other person affiliated with the Partnership constructs a marine crude storage terminal on the leased premises or within five miles thereof (a “Project”).

The Lease Option Purchase Agreement contains customary representations and warranties by the parties, and the parties have agreed to customary indemnities relating to breaches of representations, warranties and covenants and the payment of assumed and excluded obligations.

The consummation of the transactions contemplated by the Lease Option Purchase Agreement is subject to the satisfaction of customary closing conditions, including, among other things, approval by the board of directors of the general partner of the Partnership approving the exercise of the Lease Option, the performance by the parties, in all material respects, of their respective covenants as set forth in the Lease Option Purchase Agreement and the accuracy, in all material respects, of their respective representations and warranties as set forth in the Lease Option Purchase Agreement.

The foregoing description of the Lease Option Purchase Agreement is qualified in its entirety by reference to the full text of the Lease Option Purchase Agreement, a copy of which is attached hereto as Exhibit 2.3 and incorporated herein by reference.

Item 7.01                                           Regulation FD.

On October 6, 2016, the Partnership posted an updated company overview presentation on its website.  A copy of this presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 8.01                                           Other Events.

On October 6, 2016, the Partnership issued a press release relating to the transactions described in this Form 8-K.  A copy of the press release is attached as Exhibit 99.2 hereto and incorporated herein by reference.

In connection with entering into the transactions described in Item 1.01 and other proposed capital projects, the Partnership is providing an updated overview of its midstream projects through the presentation set forth in Exhibit 99.3 attached hereto, which is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Exhibit

2.1	Purchase and Sale Agreement, dated October 6, 2016, by and among Sanchez Energy Corporation, SN Midstream, LLC and Sanchez Production Partners LP*

2.2	Purchase and Sale Agreement, dated October 6, 2016, by and among SN Cotulla Assets, LLC, SN Palmetto, LLC, SEP Holdings IV, LLC and Sanchez Production Partners LP*

2.3	Purchase and Sale Agreement, dated October 6, 2016, by and among Sanchez Energy Corporation, SN Terminal, LLC and Sanchez Production Partners LP*

99.1	Company Overview, dated October 2016

99.2	Press Release, dated October 6, 2016

99.3	Midstream Projects Overview, dated October 2016

*

The exhibits and schedules to the these agreements have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Partnership will furnish copies of such omitted exhibits and schedules to the Securities and Exchange Commission upon request. Descriptions of such exhibits and schedules are set forth on the table of contents of the respective agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ PRODUCTION PARTNERS LP

	By:	Sanchez Production Partners GP LLC,
its general partner

Date: October 7, 2016		By:	/s/ Charles C. Ward
Charles C. Ward
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit

2.1	Purchase and Sale Agreement, dated October 6, 2016, by and among Sanchez Energy Corporation, SN Midstream, LLC and Sanchez Production Partners LP*

2.2	Purchase and Sale Agreement, dated October 6, 2016, by and among SN Cotulla Assets, LLC, SN Palmetto, LLC, SEP Holdings IV, LLC and Sanchez Production Partners LP*

2.3	Purchase and Sale Agreement, dated October 6, 2016, by and among Sanchez Energy Corporation, SN Terminal, LLC and Sanchez Production Partners LP*

99.1	Company Overview, dated October 2016

99.2	Press Release, dated October 6, 2016

99.3	Midstream Projects Overview, dated October 2016

*

The exhibits and schedules to the these agreements have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Partnership will furnish copies of such omitted exhibits and schedules to the Securities and Exchange Commission upon request. Descriptions of such exhibits and schedules are set forth on the table of contents of the respective agreements.